U.S. SECURITIES AND EXCHANGE COMMISION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

          Date of Report (date of earliest event reported May 22, 2001)


                                     0-30583
                      -------------------------------------
                            (Commission File Number)


                           THAON COMMUNICATIONS, INC.
                      -------------------------------------
        (Exact Name of small business issuer as Specified in its Charter)


                                     Nevada
                     --------------------------------------
                 (State or Other Jurisdiction of Incorporation)

0-30583                                                               87-0622329
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


        1543 West Olympic Boulevard, Sixth Floor, Los Angeles, Ca. 90015
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               (Address of Principal Executive Office) (Zip Code)


                                 (213) 252-7050
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                 Issuer's Telephone Number, Including Area Code


                                       N/A
--------------------------------------------------------------------------------
           (former Name or Former Address, Changed Since Last Report)


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Item 5.  Other Events.

         On May 22, 2001, Registrant consummated the acquistion of Prime Time Distribution, Inc. ("PTD") in exchange for 500,000 restricted shares of the Company common stock. PTD is a direct marketing company with three new projects currently in development, which are now being test marketed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Thaon Communications, Inc.

Dated: May 31, 2001                         By: /s/ Robert McNeill
                                            ----------------------
                                                    Robert McNeill



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